SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 — SUBSEQUENT EVENTS

A.	On January 28, 2013, we and UTA amended the terms of the Amended and Restated Note and Warrant Purchase Agreement and the First Note and Second Note to provide that any net proceeds of any equity financing by us or any of our subsidiaries will be applied as follows: (x) the first $4,000 may be retained by us or applied to reduce other obligations of ours or a subsidiary of ours, and (y) 75% of the excess of such net proceeds over $4,000 may be retained by us or applied to reduce other obligations of ours or a subsidiary of ours, and the remaining 25% shall be applied (A) first to the repayment of the First Note and (B) second, to the extent any proceeds remain, to the repayment of the Second Note. We and UTA also agreed upon the application of our December 17, 2012 prepayment of $2,500 owed to UTA and the release of a certain pledge. In consideration for the amendments and releases we agreed to pay UTA $480 in cash or a combination of cash and shares of our common stock.
B.	On January 13, 2013, Micronet’s board of directors declared a 5,000 NIS (approximately $1,300) dividend to its shareholders. The dividend was paid on February 6, 2013.
C.	On February 18, 2013, the board of directors approved an amendment to the Company’s Certificate of Incorporation, as amended, to effect a 1-for-2 reverse stock split on the issued and outstanding common. All relevant information relating to numbers of shares and warrants and per share information have been retrospectively adjusted to reflect the reverse stock split for all periods presented. The reverse split was effected on March 14, 2013.
D.	In January 2013, the Company’s shareholding in Micronet decreased to 48.06% due to exercise of employee stock options in Micronet.
E.	On March 8, 2013, UTA fully exercised the warrants it received in connection with the Amended and Restated Note and Warrant Purchase Agreement described above and the Company issued an aggregate of 726,746 shares of common stock to UTA upon such exercise, which represents approximately 18.3% of the Company’s outstanding common stock as of March 14, 2013. The warrant to purchase 476,113 shares of common stock issued to UTA in September 2011 was exercised for the full amount of such shares at an aggregate exercise price of $476 based on an exercise price of $1.00 per share, which exercise price was paid by reducing the $480 liability the Company owed UTA for the amendments and releases described above. The warrant to purchase 300,000 shares of common stock issued to UTA in September 2012 was exercised for 250,633 shares through a cashless exercise method.
F.	On March 14, 2013, the Company changed its corporate name from Lapis Technologies, Inc. to Micronet Enertec Technologies, Inc.
G.	On March 17, 2013, Enertec Electronics Ltd., the Company’s wholly-owned subsidiary that holds approximately 48.06% of Micronet’s outstanding ordinary shares, entered into a voting agreement with Mr. Shlomo Shalev, Chairman of the board of Micronet and the holder of 600,000 ordinary shares of Micronet constituting approximately 3% of Micronet’s outstanding ordinary shares and options exercisable for 400,000 ordinary shares of Micronet constituting approximately 2% of Micronet’s outstanding ordinary shares (the “Voting Agreement”). Pursuant to the Voting Agreement, the parties agreed to meet prior to each shareholders meeting of Micronet to coordinate their voting on each matter to be brought before such shareholder meeting and, in the event the parties are not able to reach an agreement with respect to the voting on any matter, Mr. Shalev shall vote all of his shares on such matter as instructed by Enertec Electronics Ltd. Either party may terminate the Voting Agreement upon 90 days’ prior written notice.